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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 17, 1998


                              AMSCAN HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)




         Delaware                  000-21827                 13-3911462
     (State or Other        (Commission File Number)        (IRS Employer
     Jurisdiction of                                     Identification No.)
      Incorporation)




                               80 Grasslands Road
                            Elmsford, New York 10523
                    (Address of Principal Executive Offices)



                                 (914) 345-2020
              (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

            On September 17, 1998, Amscan Holdings, Inc. (the "Registrant"), a Delaware corporation, completed the acquisition (the "Acquisition") of all the capital stock of Anagram International, Inc. ("Anagram"), a privately-held Minnesota corporation, and certain related companies (collectively, the "Anagram Companies") pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of August 6, 1998, by and among the Registrant and Garry Kieves and certain related stockholders of the Anagram Companies (the "Sellers"), all of whom were signatories to the Stock Purchase Agreement. The Stock Purchase Agreement was previously filed as an Exhibit to the Registrant's Form 8-K dated as of August 6, 1998. In connection with the Acquisition, the Registrant entered into stock option and employment agreements with Garry Kieves, the founder and principal stockholder of the Anagram Companies.

            The purchase price under the Stock Purchase Agreement was negotiated between the Registrant and the Sellers. The Acquisition was funded in part from borrowings under credit facilities established under the Amended and Restated Revolving Loan Credit Agreement and the Amended and Restated AXEL Credit Agreement, both dated as of September 17, 1998, by and among the Registrant, the financial institutions parties thereto, Goldman, Sachs Credit Partners L.P., as arranger and syndication agent, and Fleet National Bank, as administrative agent.

            On September 18, 1998, the Registrant issued a press release relating to the consummation of the Acquisition. A copy of the press release is attached as Exhibit 1 hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements of Businesses Acquired.

            Financial statements are not being included in this initial report. Required financial statements will be filed by December 1, 1998.

(c)   Exhibits.

      1. Press release, dated September 18, 1998, relating to the transaction between Amscan Holdings, Inc. and Anagram
            International, Inc. and certain related companies.






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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMSCAN HOLDINGS, INC.



                                       By:      /s/ James M. Harrison
                                                -----------------------------
                                       Name:    James M. Harrison
                                       Title:   President







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INDEX TO EXHIBITS


   EXHIBIT
   NUMBER                       DESCRIPTION
   -------                      -----------

     1. Press release, dated September 18, 1998, relating to the transaction between Amscan Holdings, Inc. and Anagram
           International, Inc. and certain related companies.







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